UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K/A
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2010

PRESTIGE BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32433 (Commission File Number)	20-1297589 (IRS Employer Identification No.)

90 North Broadway, Irvington, New York 10533
(Address of Principal Executive Offices)

(914) 524-6810
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

•	Written communications pursuant to Rule 425 under the Securities Act.

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

•	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

EXPLANATORY NOTE
This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Prestige Brands Holdings, Inc. (the “Company”) with the Securities and Exchange Commission on November 4, 2010, (the “Original Form 8-K”) announcing the acquisition of Blacksmith Brands Holdings, Inc. (“Blacksmith Brands”). This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain financial statements of Blacksmith Brands and to present certain unaudited pro forma financial information in connection with the Company's business combination with Blacksmith Brands, which financial statements and unaudited pro forma information are filed as exhibits hereto. All of the other Items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.
The audited financial statements listed below for Blacksmith Brands are set forth in Exhibit 99.1 to this Current Report on Form 8-K, which are incorporated herein to this Item as if copied verbatim.

Report of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP
Audited Consolidated Statement of Operations for the twelve months ended October 31, 2010
Audited Consolidated Balance Sheet at October 31, 2010
Audited Consolidated Statement of Cash Flows for the twelve months ended October 31, 2010
Audited Consolidated Statement of Stockholders' Equity for the twelve months ended October
    31, 2010

(b)    Pro Forma Financial Information.

The unaudited pro forma financial statements listed below for are set forth in Exhibit 99.2 to this Current Report on Form 8-K, which are incorporated herein to this Item as if copied verbatim.

Unaudited Consolidated Pro Forma Balance Sheet at September 30, 2010 (inclusive of
Blacksmith Brands' Audited Consolidated Balance Sheet at October 31, 2010)
Unaudited Consolidated Pro Forma Statement of Operations for the six months ended
September 30, 2010 (inclusive of Blacksmith Brands' Unaudited Consolidated Statement of Operations for the six months ended October 31, 2010)
Unaudited Consolidated Pro Forma Statement of Operations for the twelve months ended
     March 31, 2010 (inclusive of Blacksmith Brands' Audited Consolidated Statement of Operations for the twelve months ended October 31, 2010)

(d)    Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     PRESTIGE BRANDS HOLDINGS, INC.
                   (Registrant)

Date: January 18, 2010

By: /s/ Ronald M. Lombardi
Name: Ronald M. Lombardi
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited Consolidated Financial Statements of Blacksmith Brands Holdings, Inc.
99.2	Unaudited Consolidated Pro Forma Financial Statements of Prestige Brands Holdings, Inc. and Blacksmith Brands Holdings, Inc.